UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2013

MAKO Surgical Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-33966	20-1901148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2555 Davie Road
Fort Lauderdale, Florida 33317

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (954) 927-2044

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

As disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on October 8, 2013 (the “Original Form 8-K”), on October 8, 2013, the Company completed the acquisition of substantially all of the business of Pipeline Biomedical Holdings, Inc. (“Pipeline”) dedicated to the design, development, manufacture and commercialization of orthopedic devices and related instruments for use with robotic devices and manual medical procedures, pursuant to an Asset Purchase Agreement (the “Purchase Agreement”) with Pipeline (the “Transaction”). The business acquired in the Transaction consists of Pipeline Orthopedics, LLC (“Pipeline Orthopedics”), a wholly owned subsidiary of Pipeline, excluding certain assets and liabilities of Pipeline Orthopedics that the Company did not acquire in the Transaction, including cash and cash equivalents, accounts receivable, certain prepaid and other current assets, other assets, accounts payable and other accrued liabilities as described in Exhibit 99.3.

This Form 8-K/A amends the Original Form 8-K to include (i) unaudited financial statements as of, and for the nine months ended, September 30, 2013 and 2012 of Pipeline Orthopedics, (ii) audited financial statements as of, and for the years ended, December 31, 2012 and 2011 of Pipeline Orthopedics, and (iii) unaudited pro forma condensed combined financial information of the Company giving effect to the Transaction, required by items 9.01(a) and 9.01(b) of Form 8-K. This Form 8-K/A and the financial statements attached hereto should be read in conjunction with the Original Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

1.

The unaudited condensed balance sheets of Pipeline Orthopedics as of September 30, 2013 and 2012, and the related unaudited condensed statements of operations, members’ equity and cash flows for the nine months ended September 30, 2013 and 2012, and the related notes, are included as Exhibit 99.1 hereto and are incorporated herein by reference.

2.

The audited balance sheets of Pipeline Orthopedics as of December 31, 2012 and 2011 and the related statements of operations, members’ equity and cash flows for the years ended December 31, 2012 and 2011, and the related notes, are included as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the Transaction, is included in Exhibit 99.3 hereto and is incorporated herein by reference:
1.	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2013;
2.	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2013; and
3.	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2012.

(d) Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of EisnerAmper LLP, Independent Auditors.
99.1	Pipeline Orthopedics, LLC Unaudited Condensed Financial Statements for the nine months ended September 30, 2013 and 2012.
99.2	Pipeline Orthopedics, LLC Audited Financial Statements for the years ended December 31, 2012 and 2011.
99.3	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAKO Surgical Corp.

Date: December 20, 2013	By:	/s/ Fritz L. LaPorte
Fritz L. LaPorte,
Senior Vice President of Finance and Administration, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of EisnerAmper LLP, Independent Auditors.
99.1	Pipeline Orthopedics, LLC Unaudited Condensed Financial Statements for the nine months ended September 30, 2013 and 2012.
99.2	Pipeline Orthopedics, LLC Audited Financial Statements for the years ended December 31, 2012 and 2011.
99.3	Unaudited Pro Forma Condensed Combined Financial Information.